JOINT FILER INFORMATION


Name:                      Blackstone Offshore Capital Partners II L.P.

Address:                   c/o Blackstone Management Associates II L.L.C.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Designated Filer:          Blackstone Capital Partners II Merchant Banking
                           Fund L.P.

Issuer and Ticker Symbol:  American Axle & Manufacturing Holdings, Inc.
                                   Symbol: AXL

Statement for Month/Year:  December 2003

Signature:                 BLACKSTONE OFFSHORE CAPITAL
                           PARTNERS II L.P.

                           By: Blackstone Management Associates II L.L.C.,
                               as General Partner

                               By: /s/ Robert L. Friedman
                                   ---------------------------
                                   Name:  Robert L. Friedman
                                   Title: Member



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                             JOINT FILER INFORMATION


Name:                      Blackstone Family Investment Partnership II L.P.

Address:                   c/o Blackstone Management Associates II L.L.C.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Designated Filer:          Blackstone Capital Partners II Merchant Banking
                           Fund L.P.

Issuer and Ticker Symbol:  American Axle & Manufacturing Holdings, Inc.
                           Symbol: AXL

Statement for Month/Year:  December 2003

Signature:                 BLACKSTONE FAMILY INVESTMENT
                           PARTNERSHIP II L.P.

                           By: Blackstone Management Associates II L.L.C.,
                               as General Partner

                               By: /s/ Robert L. Friedman
                                   ---------------------------
                                   Name:  Robert L. Friedman
                                   Title: Member